Investor Update
June 12, 2008

Certain matters discussed in this presentation are “forward-looking statements,” involving certain risks, uncertainties, and assumptions, intended to qualify for the safe harbors from liability established by the Private
Securities Litigation Reform Act of 1995.   The Company’s statements regarding trends in the marketplace and potential future results are examples of such forward-looking statements.  The forward-looking statements include, but are not limited to, risks and uncertainties such as restrictions imposed by the Company’s outstanding indebtedness, changes in the cost and availability of polymers, demand for the Company's services and products, business cycles and other industry conditions, the Company's ability to manage inventory, the Company’s ability to develop technology and proprietary know-how,  the Company’s lack of asset diversification, its ability to attract and retain key personnel, litigation risks, currency translation risks, risks related to the Company’s former oilfield services business, international risks, operational risks, and other factors detailed in the Company's form 10-K for the fiscal year ended September 30, 2007.  The factors discussed herein and expressed from time to time in the Company's filings with the Securities and Exchange
Commission could cause actual results and developments to be materially different from those expressed in or implied by such statements.  The forward-looking statements are made only as of the date indicated on the first page of this presentation, and the Company undertakes no obligation to publicly update or revise such forward-
looking statements to reflect subsequent events or circumstances.

About the Company

ICO at a Glance
▪900 Employees
▪20 Plants/Warehouses
▪Organized into 5 regions: Bayshore, ICO Polymers North America, ICO Europe, ICO Asia Pacific, ICO Brazil
▪66% of revenues derived internationally
▪Ranked 20th by the Houston Chronicle on the May 2008 list of top 100 public companies based in Houston

Revenues for the six months ended March 31, 2008
 ICO
Brazil
4%
 ICO
Europe
45%
 Bayshore
Industrial
24%
 ICO
Asia Pacific
17%
 ICO
Polymers
North
America
10%
 U.S.
34%
International
66%

Oil & Gas
Exploration
and
Production
Ethane,
Propane,
Naphtha
Polymer
Producers:
PE, PP, PS,
PVC
End Product
Converters: tank
producers,
film manufacturers,
toy makers,
molders
Ethylene,
Propylene,
Styrene,
Vinyl
Chloride
ASSETS UTILIZED
Processors:
ICO Polymers/
Bayshore Industrial
Drilling rigs,
production
equipment, etc.

Additives
Compounding/
grinding
Injection molding, blow
molding, rotational
molding

Monomer
Production

Post
Reactor
Processing
ICO’s “Fit” in the Value Chain

6
Compounds, including Concentrates
Produced by Bayshore Industrial
Products & Services
Custom Powders for Rotational molding
  ■ Proprietary ICORENE® and COTENE® product lines
  sold across the globe
  ■ Business built on value-adds, such as:
 - Grades tailored to client, driven by application
 - R&D and technical sales support worldwide
 - Partnering with key customers
 ■ Sample applications of our product
  - Water tanks - Agricultural Products
  - Toys  - Kayaks
  - Playground equipment  - Road “Furniture”
  - Bins
Other Polymer Powder Markets
■ Proprietary ICOTEX™ and ICOFLO™  lines - for
 textiles (applications: carpet backing, clothing) and
 carrier powders for color and additive masterbatch
 customers
■ Regional expertise in other areas
 such as the oilfield service and
 metal coating industries
■ Products primarily for the plastic film
  (packaging) industry
■ Products produced include:
 - Masterbatches/Concentrates
 - Specialty compounds
■ Markets served:
 - North America
 - Malaysia
 - Select export markets
■ Sample applications of our product:
 - Shopping bags
 - Food packaging
 - Industrial Film
 - Electronic packaging

 ■ Ambient Grinding - high-volume, typically moderate
 value-add service
 ■ Cryogenic Grinding - greater value-add and requiring
  more technical expertise to serve the market for heat
 sensitive materials
 ■ Jet Milling - greater value-add and requiring more
  technical expertise for ultrafine particle size
 ■ Other related services:
 - Compounding
 - Blending
 - Packaging
 - Warehousing
Products & Services
 ■ Wide range of tolling opportunities
  globally, including:
 - Rotomolding
 - Oilfield services
 - Textiles
 - Metal coatings
 - Agricultural
 - Paints
 - Wood composites
 - Soaps/cosmetics
Size Reduction Services

Verolanuova, IT
Soreco, FR
Montereau, FR
Beaucaire, FR
Gainsborough, UK
’s-Gravendeel, NL

Global Platform
ICO North America
China, TX
Fontana, CA
Asbury, NJ
(Relocating to PA)
Grand Junction, TN
East Chicago, IN
Bayshore MB
Compounding - LaPorte, TX

 Global Platform ICO Asia-Pacific
ICO Malaysia
ICO New Zealand
ICO Australia Brisbane
ICO U.A.E
ICO Australia Melbourne

11
Global Platform ICO Polymers Brazil
Belo Horizonte, Brazil

Americana, Brazil

*Six months ended
 March 31, 2008
Historical Financial Performance

13
Historical Financial Performance

Second Quarter 2008 Financial Highlights:
• Revenues of $112.1 million, an increase of $17.4 million or 18% from the prior year
• Volume growth of 2% compared to the second quarter of fiscal 2007
• Operating income of $8.6 million, up 26% year-over-year
• Net income per share of $.18 fully diluted
$ in millions, except per share data
6 Months
Q2 2008
Q2 2007
Q1 2008
FY 2008
FY 2007
Revenues
Gross Profit
19.3
17.3
19.1
38.4
31.8
Gross Margin
17.2%
18.3%
17.2%
Operating Income
8.6
6.9
6.5
15.1
11.2
Income from Continuing Operations
5.0
5.5
3.5
8.5
8.1
EPS-Diluted from Continuing Operations
0.18
$
0.20
$
0.13
$
0.30
$
0.29
$
Volumes (Metric Tons)
83,600
82,000
81,900
165,500
158,000

Historical Financial Performance- Cont’d
 $ in millions

Operating Margin Breakdown

17%
9%
7%
18%
9%
7%
20%
11%
7%
18%
12%
3%
19%
13%
2%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
22%
Six months ended
March 31, 2008
FY 2007
FY 2006
FY2005
FY2004
Gross Margin
SG&A
Operating Margin

FY2007 Return on Assets by Business Segment
(a) ROA is calculated by dividing operating income by total assets.

Value Creation Opportunities - FY 2008 and Beyond

■ Capitalize on global platform
 • Cultivate global customer relationships
 • Further develop strategic raw material supply relationships
■ Profitably grow plant opened in 2007 in the Middle East (Dubai)
■ Profitably grow our business in Brazil and South America
■ Profitably grow Bayshore product line in Malaysia installed in 2007
■ Explore expansion opportunities in Europe
■ Explore expansion opportunities of Bayshore product line
■ Aggressively grow oilfield service product sales
■ Continue overall growth and take advantage of operating leverage (i.e. cost control)
■ Explore potential strategic acquisitions